Exhibit 10.16

                        SIXTH AMENDMENT TO LOAN AGREEMENT

      THIS SIXTH AMENDMENT ("Amendment") made as of this 27th day of November, 1999 among GRISTEDE'S FOODS, INC.(f/k/a Gristede's Sloan's Inc.), a Delaware corporation having its principal place of business at 823 Eleventh Avenue, New York, New York 10019 (the "Borrower"), each of the Subsidiaries of the Borrower listed on Schedule 1 annexed to the Agreement (as hereinafter defined) (individually, a "Guarantor" and collectively, the "Guarantors") (the Borrower and the Guarantors, collectively, the "Credit Parties"), EUROPEAN AMERICAN BANK, a New York banking organization, having an office at 335 Madison Avenue, New York, New York 10017 ("EAB" or a "Bank"), ISRAEL DISCOUNT BANK OF NEW YORK, a New York banking organization, having an office at 511 Fifth Avenue, New York, New York 10017 ("Israel Discount" or a "Bank"), DIME SAVINGS BANK OF NEW YORK, FSB, successor to Keybank National Association,, a national banking association, having an office at 1377 Motor Parkway, Islandia, New York 11788 ("Dime" or a "Bank") and BANK LEUMI USA, a New York trust company, having an office at 562 Fifth Avenue, New York, New York 10036 ("Leumi" or a "Bank") and EUROPEAN AMERICAN BANK, as agent for the Banks (the "Agent").

                              W I T N E S S E T H :

      WHEREAS, the Borrower, the Banks and the Agent have entered into a Loan Agreement dated as of the 7th day of November, 1997, which Loan Agreement has heretofore been amended pursuant to that certain First Amendment dated April 30, 1998, that certain Second Amendment dated as of August 29, 1998, that certain Third Amendment dated as of November 28, 1998, that certain Fourth Amendment dated as of February 27, 1999 and that certain Fifth Amendment dated as of May 29, 1999 (as so amended, the "Agreement"); and

      WHEREAS, the Banks have made loans to the Borrower as evidenced by certain notes of the Borrower and specifying interest to be paid thereon; and

      WHEREAS, the Credit Parties have requested that the Agent and the Banks agree:

            (i) to amend certain financial reporting requirements; and

            (ii) to amend certain of the financial requirements contained in the Agreement.

      NOW, THEREFORE, in consideration of Ten ($10.00) Dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Guarantors, the Agent and the Banks do hereby agree as follows:

      1. Defined Terms. As used in this Amendment, capitalized terms, unless otherwise defined, shall have the meanings set forth in the Agreement.

      2. Amendment to Borrower's Name. All references to the Borrower contained in the Agreement and the other Loan Documents shall be deemed amended to be references to the name "Gristede's Foods, Inc."

      3. Amendment to Key's Name. All references to KeyBank National Association contained in the Agreement and the other Loan Documents shall be deemed amended to be references to the name "The Dime Savings Bank of New York, FSB and all references to Key contained in the Agreement and the other Loan Documents shall be deemed amended to be references to the name "Dime."

      4. Amendments. The following amendments are hereby made to the Agreement:

            (a) The definition of Consolidated Total Assets contained in the Agreement is hereby deleted in its entirety and replaced as follows:

            "'Consolidated Total Assets' means, as to any Person, the aggregate net book value of the assets of such Person and its Consolidated Subsidiaries (including but not limited to Subordinated Debt) after all appropriate adjustments in accordance with GAAP (including without limitation, reserves for doubtful receivables, obsolescence, depreciation and amortization and excluding the amount of any write-up or revaluation of any asset, other than that arising from
            (i) the consummation of the Acquisition, and (ii) the accounting by the Borrower for any future acquisition of store #53 or store #514 (formerly known as store #414)."

            (b) The definition of EBITDA contained in the Agreement is hereby deleted in its entirety and replaced as follows:

            "'EBITDA' means, as to the Borrower and its Consolidated Subsidiaries for any period, the sum of (i) net income (excluding extraordinary gains and losses), plus (ii) interest expense, plus
            (iii) depreciation expense, plus (iv) amortization of intangible assets plus (v) federal, state and local income taxes deducted in calculating net income, plus (vi) non-cash rent leveling expenses, plus (vii) non-cash items permitted by GAAP, plus (viii) for the fiscal year ended November 28, 1999 only, store


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

            opening expenses, receivable reserve, and organizational costs, which charges shall not exceed $1,171,029.00 in the aggregate, plus
            (ix) for the fiscal year ended November 28, 1999 only, charges incurred in connection with the adoption of SOP 98-5 of $1,409,957.00, in each case measured for the Borrower and its Consolidated Subsidiaries on a consolidated basis for such period, computed and consolidated in accordance with GAAP."

            (c) Section 2.37 of the Agreement is hereby deleted in its entirety and replaced as follows:

            "SECTION 2.37. Interest Rate Hedge Contract. Upon the request of the Required Banks, within sixty (60) days of such request, the Borrower shall enter into interest rate hedge agreements with a term of two
            (2) years with the Agent, an affiliate of the Agent or any other bank reasonably acceptable to the Agent (and, in the case of such other bank, shall deliver copies of the hedge agreements to the Agent) to purchase interest rate caps for a maximum notional value of fifty (50%) percent of the outstanding Loans as of the date of such request."

            (d) Section 5.01(b)(i) of the Agreement is hereby deleted in its entirety and replaced as follows:

            "(i) Annual Financial Statements. As soon as available and in any event not later than (i) in the case of the fiscal year ended November 28, 1999, June 16, 2000, and (ii) in the case of all subsequent fiscal years, the date it is required to be filed with the Securities and Exchange Commission, a copy of Form 10-K for each fiscal year of the Borrower, including the audited consolidated financial statements of the Borrower and its Consolidated Affiliates for such year, including a balance sheet with a related statement of income and retained earnings and statement of cash flows, all in reasonable detail and setting forth in comparative form the figures for the previous fiscal year, together with an unqualified opinion, prepared by BDO Seidman, LLP or such other independent certified public accountants selected by the Borrower and reasonably satisfactory to the Agent, all such financial statements to be prepared in accordance with GAAP."

            (e) Section 5.01(b)(ii) of the Agreement is hereby deleted in its entirety and replaced as follows:

            "(ii) Quarterly Financial Statements. As soon as available and in any event not later than (i) in the case of the fiscal quarter ended February 27, 2000, June 16,


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

            2000, and (ii) in the case of all subsequent fiscal quarters, the date it is required to be filed with the Securities and Exchange Commission, a copy of Form 10-Q for each fiscal quarter of the Borrower, including the consolidated financial statements of the Borrower and its Consolidated Affiliates for such quarter and for year to date, including a balance sheet with a related statement of income and retained earnings and a statement of cash flows, all in reasonable detail and setting forth in comparative form the figures for the comparable quarter and comparable year to date period for the previous fiscal year, all such financial statements to be prepared by the Company and reviewed by BDO Seidman, LLP or such other independent certified public accountants selected by the Borrower and reasonably satisfactory to the Agent, all such financial statements to be prepared in accordance with GAAP."

            (f) The following Section 5.01(o) is hereby added to the Agreement:

            "(o) Financial Consultant. The Borrower shall hire a consultant reasonably satisfactory to the Agent on or prior to September 9, 2000 to review its accounting and financial reporting systems. The Borrower shall (i) request that such consultant shall issue its report within forty five (45) days thereafter, and (ii) deliver such report to the Agent and the Banks within five (5) days of its receipt."

            (g) Section 5.02(a)(ix)(4) is hereby deleted in its entirety and replaced as follows:

            "(4) The Debt secured by all such Liens shall not exceed $15,000,000.00 at any time outstanding in the aggregate; and"

            (h) Section 5.02(l) is hereby deleted in its entirety and replaced as follows:

            "(l) Losses. Incur a net loss (i) for the fiscal year ending November 29, 1998 in excess of $330,000.00, or (ii) for the fiscal year ending November 28, 1999 in excess of $2,900,000.00, and (iii) for any fiscal year thereafter."

            (i) Section 5.03(a) of the Agreement is hereby deleted in its entirety and replaced as follows:

            "(a) Minimum Consolidated Tangible Net Worth. The Borrower and Guarantors will maintain at all times a Consolidated Tangible Net Worth ("TNW") of not less than


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

            the following, to be tested quarterly:

            Period                                        Minimum TNW
            ------                                        -----------

            Fiscal year ended                             $16,500,000.00
            November 28, 1999

            From November 29, 1999 until                  $16,500,000.00
            December 3, 2000

            From December 4, 2000 until                   $18,500,000.00
            December 1, 2001

            From December 2, 2001 and                     $20,500,000.00
            thereafter"

            (j) Section 5.03(c) of the Agreement is hereby deleted in its entirety and replaced as follows:

            "(c) Leverage Ratio. The Borrower and the Guarantors will at all times maintain a Leverage Ratio, to be tested quarterly, of not greater than the following:

            Period                                        Minimum Leverage Ratio
            ------                                        ----------------------

            Fiscal Year ended
            November 28, 1999                             3.60 to 1.00

            From November 29, 1999 until                  4.00 to 1.00
            December 3, 2000

            From December 4, 2000 until                   2.55 to 1.00
            December 1, 2001

            From December 2, 2001 and                     2.25 to 1.00
            thereafter"

            (k) Section 5.03(d) of the Agreement is hereby deleted in its entirety and replaced as follows:

            "(d) Funded Debt to EBITDA Ratio. The Borrower and Guarantors will maintain at all times on a consolidated basis, a Funded Debt to EBITDA Ratio, to be tested quarterly, of not greater than the following:

                                                          Funded Debt to
            Period                                        EBITDA Ratio
            ------                                        ------------

            Fiscal Year ended                             4.80 to 1.00
            November 28, 1999

            From November 29, 1999 until                  4.80 to 1.00


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

            December 3, 2000

            From December 4, 2000 until                   3.60 to 1.00
            December 1, 2001

            From December 2, 2001 and                     2.00 to 1.00"
            thereafter

            (l) Section 5.03(e) of the Agreement is hereby deleted in its entirety and replaced as follows:

            "Fixed Charge Coverage Ratio. The Borrower and Guarantors will maintain at all times, on a consolidated basis, a minimum Fixed Charge Coverage Ratio of not less than the following, such ratio to be tested quarterly:

                                                          Fixed Charge
            Period                                        Coverage Ratio
            ------                                        --------------

            Fiscal Year ended                             1.10 to 1.00
            November 27, 1999

            From November 28, 1999 until                  1.10 to 1.00
            December 3, 2000

            From December 4, 2000 until                   1.40 to 1.00
            December 1, 2001

            From December 2, 2001 and                     1.50 to 1.00
            thereafter"

            (m) Section 5.03(f) of the Agreement is hereby deleted in its entirety and replaced as follows:

            "(f) Debt Service Ratio. The Borrower and Guarantors will maintain at all times, on a consolidated basis, a minimum Debt Service Ratio of not less the following, such ratio to be tested quarterly:

            Period                                        Debt Service Ratio
            ------                                        ------------------

            Fiscal year ended                             1.30 to 1.00
            November 28, 1999

            From November 29, 1999 until                  1.30 to 1.00
            December 3, 2000

            From December 4, 2000 until                   2.65 to 1.00
            December 1, 2001

            From December 2, 2001 and                     2.75 to 1.00
            thereafter"


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

            (n) Section 5.03(g) of the Agreement is hereby deleted in its entirety and replaced as follows:

            "Minimum EBITDA. The Borrower and the Guarantors shall have minimum EBITDA of not less than the following:

            Period                                        Minimum EBITDA
            ------                                        --------------

            Fiscal year ended
            November 28, 1999                             $ 7,500,000.00

            Fiscal year ended
            December 3, 2000                              $11,000,000.00

            Each fiscal year
            thereafter                                    $10,000,000.00"

      5. Effectiveness. This Amendment shall become effective upon the occurrence of the following events and the receipt and satisfactory review by the Bank and its counsel of the following documents:

            (a) This Amendment, duly executed by the Borrower and each Guarantor.

            (b) From the Individual Guarantor, an executed guaranty providing for the guaranty of the principal sum of $7,000,000.00 (which guaranteed amount shall reduce to $5,000,000.00 if the Borrower's EBITDA is at least $11,000,000.00 for the fiscal year ending December 2, 2000) which guaranty shall be in form and substance satisfactory to the Agent and the Banks.

            (c) From the Borrower, an amendment fee of $50,000.00 for the pro rata distribution to the Banks.

            (d) The Bank shall have received copies of any and all modifications of the documentation referred to in Section 3.01 of the Agreement which could result in a Material Adverse Change.

            (e) United Acquisition Corp. shall subordinate to the prior payment of the Loans an aggregate $9,000,000.00 due it from the Borrower pursuant to a subordination agreement satisfactory to the Agent.

      6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

      7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.


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

      8. Ratification. Except as hereby amended, the Agreement and all other Loan Documents executed in connection therewith shall remain in full force and effect in accordance with their originally stated terms and conditions. The Agreement and all other Loan Documents executed in connection therewith, as amended hereby, are in all respects ratified and confirmed.

                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK


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

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the year and date first above written.

EUROPEAN AMERICAN BANK, as Agent

By: /s/ George L. Stirling
    -----------------------------
    George L. Stirling
    Vice President

EUROPEAN AMERICAN BANK

By: /s/ George L. Sterling
    -----------------------------
    George L. Stirling
    Vice President

ISRAEL DISCOUNT BANK OF NEW YORK

By: /s/ Scott Fishbein
    -----------------------------
    Name: Scott Fishbein
    Title: Vice President

By: /s/ Ronald Bongovann
    -----------------------------
    Name: Ronald Bongovann
    Title: First Vice President

THE DIME SAVINGS BANK OF NEW YORK, FSB

By: /s/ Joseph F. Burns
    -----------------------------
    Name: Joseph F. Burns
    Title: Vice President

BANK LEUMI USA

By: /s/ Phyllis Rosenfeld
    -----------------------------
    Name: Phyllis Rosenfeld
    Title: Vice President

By: /s/ David Selove
    -----------------------------
    Name: David Selove
    Title: Vice President

GRISTEDE'S FOODS, INC.

By: /s/ John Catsimatidis
    -----------------------------
    John Catsimatidis
    Chief Executive Officer

CITY PRODUCE OPERATING CORP.

By: /s/ John Catsimatidis
    -----------------------------
    John Catsimatidis
    President


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

GRISTEDE'S OPERATING CORP.

By: /s/ John Catsimatidis
    -----------------------------
    John Catsimatidis
    President

NAMDOR INC.

By: /s/ John Catsimatidis
    -----------------------------
    John Catsimatidis
    President

RAS OPERATING CORP.

By: /s/ John Catsimatidis
    -----------------------------
    John Catsimatidis
    President

SAC OPERATING CORP.

By: /s/ John Catsimatidis
    -----------------------------
    John Catsimatidis
    President


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